INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

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[X] Preliminary information          [ ] Confidential, for use of the Commission
    statement                            Only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive information statement

SILK BOTANICALS.COM, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

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[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
     	   filing fee is calculated and state how it was determined):

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[ ]      Fee paid previously with preliminary materials.

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         was paid previously. Identify the previous filing by registration
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SILK BOTANICALS.COM, INC.
975 S. Congress Avenue, Suite 102
Delray Beach, Florida 33445

January 3, 2001

Notice of Action by Written Consent

To the Stockholders of Silk Botanicals.com, Inc.:

     Pursuant to Florida Corporation Law, Florida Statutes Chapter 607.394, notice is hereby given that by written consent delivered to Silk Botanicals.com, Inc. (the "Company") on January ___, 2001, by the holders of a majority of the outstanding common stock of the Company, that it is the intention of the Company to affect a reverse stock split of its common stock. The reverse stock split will take place on or about January 30, 2001. The Company's Information Statement on Schedule 14C filed with the Securities and Exchange Commission accompanies this Notice.

                                    By Order of the Board of Directors

                                    /s/ Joseph R. Bergmann
                                   --------------------------------------
                                  		Joseph R. Bergmann, President


SILK BOTANICALS.COM, INC.

Information Statement Pursuant to Section 14C of the Securities Exchange Act of 1934

INTRODUCTION

     This Information Statement is being mailed on or about January 8, 2001, to all holders of record at the close of business on January 3, 2001, of the $.001 par value common stock of Silk Botanicals.com, Inc., a Florida corporation (the "Company"), in connection with resolutions of the Board of Directors and the written consent of the holders of greater than 50% of the Company's common stock providing for an reverse stock split of the Company's commons stock.

      The record date for the reverse stock split is January 29, 2001. The reverse stock split will be effective on or about January 30, 2001. Because the reverse stock has already been approved by a majority of the shares entitled to vote, you are not required to take any action. This Information Statement is your notice that the reverse stock split change has been approved, and you will receive no further notice when the reverse stock split becomes effective.

     Following the reverse stock split, the stock certificates you now hold will continue to be valid. There is no present intention to deliver new stock certificates on account of the old stock certificates unless requested by a selling stockholder. If after the effective date of the Company's reverse stock split you wish to receive new stock certificates, you may do so by contacting the Company's registrar and transfer agent. The transfer agent for the Company's common stock is Florida Atlantic Stock Transfer, Inc., 7130 Nob Hill Road, Tamarac, Florida 33321.

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    	The Company has requested that the CUSIP Service Bureau provide the
Company with new CUSIP numbers prior to the record date of the reverse stock split. No cash is intended to be distributed in respect to common stock. Fractional shares of .4 of new stock will be rounded off to the next highest share and fractional interest of less than .4 of new stock will be reduced down to the nearest share. No condition needs to be satisfied nor government approval obtained with respect to the reverse stock split.

     	WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
 OWNERS AND MANAGEMENT

	At the close of business on January 3, 2001, the Company had outstanding 2,207,313 shares of $.001 par value common stock. There are no other voting securities of the Company.

    The following table sets forth information with respect to (i) any person or "group" known to the Company to be the beneficial owner, as of December 26, 2000, of more than five percent (5%) of the common stock, and (ii) all Directors and Executive Officers of the Company, individually and as a group.


Name and Address                         Amount and Nature       Percentage
of Beneficial Owner                      of Ownership            of Ownership
-------------------                      -----------------       ------------
Joseph R. Bergmann (1)		                  4,042,687 shares (2)	       64.7%
975 S. Congress Avenue
Delray Beach, FL

All Directors and Executive               4,042,687 shares (2)	       64.7%
Officers as a Group
--------------------------
(1)	Mr. Bergmann is the President, CEO and sole director of the Company.
(2)	These shares are a class of preferred stock that is convertible one for one for shares of common stock, and which have the same voting rights as common stock; and of this number of shares, 1,042,688 are issued to Joseph R. Bergmann, IRA

--------------------------

VOTE REQUIRED FOR APPROVAL

       Chapter 607.394 of Florida Statutes provides that any action required to be taken at a special or annual meeting of the stockholders of a Florida corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least that number of shares which is sufficient to take the action. The Company's Board of Directors and stockholders owning a majority of the outstanding common stock have approved the reverse stock split, which majority is the number of shares required by Florida Statutes Chapter 607.394.

       The securities that would have been entitled to vote if a meeting was

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required to be held to amend the Company's Articles of Incorporation consist of issued and outstanding stock of the Company's common stock outstanding on January 3, 2001, which would have been the same date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendment to the Company's Certificate of Incorporation.


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

       No director, executive officer, or associate of any director, or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed reverse stock split.

ADDITIONAL INFORMATION

       Additional information concerning the Company, including its annual and quarterly reports for the past twelve months which have been filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission's EDGAR archives at www.sec.gov. Upon written request of any stockholder to the Company's President, Joseph R. Bergmann, 975 S. Congress Avenue, Delray Beach, Florida 33445, copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999, will be provided without charge.

Dated: January 3, 2001

                                        By Order of the Board of Directors

                                       				/s/ Joseph R. Bergmann
                                           -------------------------------------
                                       			 Joseph R. Bergmann, President